                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-05539

               SCUDDER INTERMEDIATE GOVERNMENT & AGENCY TRUST
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        12/31

Date of reporting period:       06/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Intermediate Government & Agency Trust

Semiannual Report to Shareholders

June 30, 2005

Scudder Intermediate Government & Agency Trust

Investment Objective and Policies

seeks high current income consistent with the preservation of capital the fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in US government securities the fund may also invest up to 20% of its net assets, plus the amount of any borrowings for investment purposes, in foreign government securities the fund normally maintains a dollar-weighted average portfolio maturity of between three years and 10 years

Investment Characteristics

US government securities include mortgage-backed securities and other US government securities including US Treasuries, and other securities issued by the US government, its agencies, or instrumentalities foreign government securities include debt securities issued or guaranteed as to payment of principal and interest by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities for securities backed by a guarantee of the issuing government, the government guarantee relates only to the prompt payment of principal and interest and does not remove market risks. Additionally, yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities.

Contents

Click Here Performance Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment Plan

Click Here Shareholder Meeting Results

Click Here Additional Information

Click Here Privacy Statement

Investments in funds involve risk. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit scudder.com for the Fund's most recent performance.

Average Annual Total Returns as of 6/30/05
	6-Month*	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	2.12%	7.35%	5.46%	6.92%	6.25%
Based on Market Value(a)	12.08%	18.36%	6.91%	8.80%	7.62%
Lehman US Government Intermediate Index(b)	1.62%	4.14%	4.03%	6.18%	6.00%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Market Price
	As of 6/30/05	As of 12/31/04
Net Asset Value	$7.39	$7.40
Market Price	$7.31	$6.67
Distribution Information
Six Months: Income Dividends as of 6/30/05	$ .16
June Income Dividend	$ .0265
Current Annualized Distribution Rate (based on Net Asset Value) as of 6/30/05+	4.30%
Current Annualized Distribution Rate (based on Market Price) as of 6/30/05+	4.35%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b) Lehman US Government Intermediate Index is a total return index consisting of investment grade corporate debt issues as well as US Government securities. The debt issues all maintain maturities within a range of one to ten years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on June 30, 2005. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing later in this report.

Portfolio Summary June 30, 2005

Asset Allocation (Excluding Securities Lending Collateral)	6/30/05	12/31/04

Agencies Not Backed by the Full Faith and Credit of the US Government	51%	53%
US Government Backed — Treasury Obligations	24%	20%
Foreign Government Bonds	19%	17%
Agencies Backed by the Full Faith and Credit of the US Government	4%	5%
Cash Equivalents	2%	5%
	100%	100%
Interest Rate Sensitivity	6/30/05	12/31/04

Average Maturity	5.1 years	5.1 years
Duration	3.4 years	3.5 years

Asset allocation and interest rate sensitivity are subject to change.

For information about the fund's investment portfolio, see page 6. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005 (Unaudited)

	Principal Amount ($) (c)	Value ($)

US Government Backed 23.4%
US Treasury Bond:
7.5%, 11/15/2016	630,000	825,718
12.0%, 8/15/2013 (d)	7,500,000	9,312,308
US Treasury Note:
2.25%, 2/15/2007 (d)	10,000,000	9,785,550
2.375%, 8/15/2006	8,645,000	8,532,209
3.0%, 11/15/2007 (d)	8,750,000	8,622,854
3.125%, 9/15/2008	5,000,000	4,915,235
3.375%, 11/15/2008 (d)	3,050,000	3,019,143
3.625%, 1/15/2010	510,000	507,589
4.625%, 5/15/2006	4,900,000	4,945,937
5.625%, 5/15/2008	8,000,000	8,421,872
Total US Government Backed (Cost $61,679,154)		58,888,415

Agencies Backed by the Full Faith and Credit of the US Government 3.4%
Government National Mortgage Association:
5.5% with various maturities from 2/15/2029 until 2/15/2035	3,033,751	3,102,554
6.0% with various maturities from 2/15/2032 until 10/20/2034	3,885,322	4,010,743
6.5% with various maturities from 9/15/2028 until 11/20/2032	908,586	947,734
7.0% with various maturities from 8/15/2028 until 4/15/2029	26,561	28,147
7.5% with various maturities from 5/15/2026 until 4/15/2029	226,303	243,103
8.0% with various maturities from 11/15/2029 until 12/15/2029	257,075	277,954
8.5%, 10/15/2030	4,922	5,365
9.0% with various maturities from 6/15/2018 until 8/15/2022	14,529	15,956
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $8,605,969)		8,631,556

Agencies Not Backed by the Full Faith and Credit of the US Government 50.4%
US Government Sponsored Agencies 38.2%
Federal Farm Credit Bank:
2.125%, 7/17/2006	10,050,000	9,880,768
4.125%, 4/15/2009	7,500,000	7,547,587
Federal Home Loan Mortgage Corp., 5.75%, 4/15/2008	20,000,000	20,994,880
Federal National Mortgage Association:
2.0%, 1/15/2006	7,210,000	7,144,944
3.25% with various maturities from 1/15/2008 until 2/15/2009	31,720,000	31,255,900
6.0%, 5/15/2011	4,300,000	4,729,114
7.25%, 1/15/2010	3,460,000	3,923,436
Tennessee Valley Authority, Series C, 4.75%, 8/1/2013	10,200,000	10,627,115
		96,103,744
US Government Agency Sponsored Pass-Throughs 3.6%
Federal Home Loan Mortgage Corp.:
5.5% with various maturities from 3/1/2033 until 4/1/2033	3,881,867	3,939,887
6.5%, 9/1/2032	430,951	446,801
7.0% with various maturities from 10/1/2030 until 3/1/2032	10,099	10,634
8.5%, 7/1/2030	2,859	3,115
10.25%, 3/1/2016	173,992	186,099
Federal National Mortgage Association:
5.0% with various maturities from 4/1/2018 until 5/1/2018	2,552,489	2,583,206
6.0% with various maturities from 5/1/2016 until 8/1/2017	1,264,404	1,307,746
6.5% with various maturities from 6/1/2016 until 4/1/2017	426,362	444,009
8.5% with various maturities from 6/1/2030 until 9/1/2030	11,364	12,376
		8,933,873
Collateralized Mortgage Obligations 8.6%
Fannie Mae Grantor Trust:
"B", Series 2003-T3, 5.763%, 12/25/2011	10,000,000	10,837,348
"A2", Series 2001-T12, 7.5%, 8/25/2041	2,792,908	2,992,079
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	7,182,927	7,669,648
		21,499,075
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $125,639,064)		126,536,692
Foreign Government Bonds 19.4%
Foreign Bonds — US$ Denominated 16.1%
Energy 1.0%
Pemex Project Funding Master Trust:
8.0%, 11/15/2011	670,000	761,120
9.5%, 9/15/2027 (d)	1,090,000	1,433,350
144A, 9.5%, 9/15/2027	160,000	208,800
		2,403,270
Sovereign Bonds 15.1%
Aries Vermogensverwaltung GmbH, Series C, 9.6%, 10/25/2014	1,750,000	2,273,845
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020	1,500,000	1,477,500
Dominican Republic:
9.04%, 1/23/2018	320,000	332,800
9.5%, 9/27/2011	360,000	385,200
Federative Republic of Brazil:
Floating Rate Note Debt Conversion Bond, LIBOR plus ..8125%, 4.25%*, 4/15/2024	600,000	566,280
Floating Rate Note Debt Conversion Bond, LIBOR Plus ..875%, 4.313%*, 4/15/2012	205,885	198,041
11.0%, 1/11/2012	940,000	1,116,250
11.0%, 8/17/2040	1,010,000	1,215,030
11.5%, 3/12/2008	80,000	91,880
14.5%, 10/15/2009	960,000	1,248,000
Republic of Argentina, 8.28%, 12/31/2033 (PIK)	1,827,612	1,681,403
Republic of Bulgaria, 8.25%, 1/15/2015	1,360,000	1,712,376
Republic of Colombia, 10.75%, 1/15/2013	410,000	498,560
Republic of Ecuador, Step-up Coupon, 8.0% to 8/15/2005, 9.0% to 8/15/2006, 10.0% to 8/15/2030	1,920,000	1,598,400
Republic of Indonesia, 7.25%, 4/20/2015	1,170,000	1,187,550
Republic of Panama, 9.375%, 1/16/2023	440,000	543,400
Republic of Peru, 9.875%, 2/6/2015	360,000	445,500
Republic of Philippines:
8.375%, 2/15/2011	350,000	362,250
9.375%, 1/18/2017	1,840,000	1,968,800
9.5%, 2/2/2030	760,000	775,580
9.875%, 1/15/2019	465,000	502,781
Republic of Turkey:
7.375%, 2/5/2025	520,000	515,112
10.5%, 1/13/2008	250,000	280,000
11.5%, 1/23/2012	650,000	830,375
11.75%, 6/15/2010	2,890,000	3,590,825
11.875%, 1/15/2030	520,000	752,050
Republic of Uruguay:
7.25%, 2/15/2011	240,000	240,000
9.25%, 5/17/2017	1,050,000	1,123,500
Republic of Venezuela:
Series A, 6.75%, 3/31/2020	520,000	521,300
7.0%, 12/1/2018	1,040,000	925,600
9.25%, 9/15/2027	770,000	807,345
10.75%, 9/19/2013	750,000	877,875
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	2,380,000	2,657,032
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	1,460,000	1,377,510
Series VII, 3.0%, 5/14/2011	1,170,000	1,025,388
United Mexican States:
Series A, 6.625%, 3/3/2015 (d)	1,560,000	1,716,780
8.3%, 8/15/2031	250,000	311,250
Series A, 9.875%, 2/1/2010	270,000	326,565
		38,059,933

Foreign Bonds — Non US$ Denominated 3.3%
Sovereign Bonds
Aries Vermogensverwaltung GmbH, Series B, 7.75%, 10/25/2009 EUR	250,000	352,302
Government of Malaysia, 4.305%, 2/27/2009 MYR	3,860,000	1,048,976
Government of Poland, Zero Coupon, 4/12/2006 PLN	3,670,000	1,059,455
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	12,630,000	998,902
Series M-20, 10.0%, 12/5/2024 MXN	7,120,000	671,038
Republic of Argentina:
5.83%, 12/31/2033 (PIK) ARS	5,375,530	1,920,198
7.82%, 12/31/2033 (PIK) EUR	559,803	605,298
Republic of Colombia, 12.0%, 10/22/2015 COP	1,216,000,000	545,639
Republic of Peru, 7.5%, 10/14/2014 EUR	370,000	503,725
Republic of Uruguay, 10.5%, 10/20/2006 UYU	11,700,000	573,165
		8,278,698
Total Foreign Government Bonds (Cost $46,950,222)		48,741,901
Loan Participation 0.2%
Republic of Algeria, Floating Rate Debt Conversion Bond, LIBOR plus .8125, 4.003%*, 3/4/2010 (Cost $542,068)	555,769	551,601
	Shares	Value ($)

Securities Lending Collateral 13.4%
Scudder Daily Assets Fund Institutional, 3.19% (e) (f) (Cost $33,763,425)	33,763,425	33,763,425

Cash Equivalents 1.9%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $4,750,518)	4,750,518	4,750,518
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $281,930,420) (a)	112.1	281,864,108
Other Asset and Liabilities, Net	(12.1)	(30,527,788)
Net Assets	100.0	251,336,320

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of US Treasury bill rate. These securities are shown at their current rate as of June 30, 2005.

(a) The cost for federal income tax purposes was $284,933,394. At June 30, 2005, net unrealized depreciation for all securities based on tax cost was $3,069,286. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,515,813 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,585,099.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Principal amount stated in US dollars unless otherwise noted.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2005 amounted to $32,358,113, which is 12.9% of net assets.

(e) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending.

Currency Abbreviations
ARS	Argentine Peso
COP	Colombian Peso
EUR	Euro
MXN	Mexican Peso
MYR	Malaysian Ringgit
PLN	Polish Zloty
UYU	Uruguay Peso

LIBOR: Represents the London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in kind.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Mortgage Association and Federal Home Loan Mortgage Corp. issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $243,416,477) — including $32,358,113 of securities loaned	$ 243,350,165
Investment in Scudder Cash Management QP Trust (cost $4,750,518)	4,750,518
Investment in Scudder Daily Assets Fund Institutional (cost $33,763,425)*	33,763,425
Total investments in securities, at value (cost $281,930,420)	281,864,108
Cash	10,000
Foreign currency, at value (cost $12,939)	12,892
Interest receivable	3,279,633
Unrealized appreciation on forward foreign currency exchange contracts	275,698
Other assets	5,320
Total assets	285,447,651
Liabilities
Payable upon return of securities loaned	33,763,425
Payable for investments purchased	41,322
Unrealized depreciation on forward foreign currency exchange contracts	87,905
Accrued management fee	117,759
Other accrued expenses and payables	100,920
Total liabilities	34,111,331
Net assets, at value	$ 251,336,320
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(315,938)
Net unrealized appreciation (depreciation) on: Investments	(66,312)
Foreign currency related transactions	187,265
Accumulated net realized gain (loss)	(13,834,083)
Paid-in capital	265,365,388
Net assets, at value	$ 251,336,320
Net Asset Value
Net asset value per share ($251,336,320 ÷ 33,996,171 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.39

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended June 30, 2005 (Unaudited)
Investment Income
Income: Interest	5,413,303
Interest — Scudder Cash Management QP Trust	117,390
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	24,756
Total Income	5,555,449
Expenses: Management fee	742,360
Services to shareholders	24,247
Custodian fees	15,522
Auditing	19,997
Legal	95,840
Trustees' fees and expenses	18,265
Reports to shareholders	95,622
Stock exchange listing fees	11,892
Other	32,319
Total expenses, before expense reductions	1,056,064
Expense reductions	(1,360)
Total expenses, after expense reductions	1,054,704
Net investment income	4,500,745
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,134,487
Foreign currency related transactions	(299,583)
1,834,904
Net unrealized appreciation (depreciation) during the period on: Investments	(1,716,809)
Foreign currency related transactions	619,069
(1,097,740)
Net gain (loss) on investment transactions	737,164
Net increase (decrease) in net assets resulting from operations	$ 5,237,909

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended June 30, 2005 (Unaudited)	Year Ended December 31, 2004
Operations: Net investment income	$ 4,500,745	$ 7,927,684
Net realized gain (loss) on investment transactions	1,834,904	639,128
Net unrealized appreciation (depreciation) during the period on investment transactions	(1,097,740)	1,067,228
Net increase (decrease) in net assets resulting from operations	5,237,909	9,634,040
Distributions to shareholders from: Net investment income	(5,405,391)	(10,249,848)
Increase (decrease) in net assets	(167,482)	(615,808)
Net assets at beginning of period	251,503,802	252,119,610
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $315,938 and $588,708, respectively)	$ 251,336,320	$ 251,503,802
Other Information
Shares outstanding at beginning of period	33,996,171	33,996,171
Shares outstanding at end of period	33,996,171	33,996,171

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2005[a]	2004	2003	2002	2001[b]	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.40	$ 7.42	$ 7.55	$ 7.32	$ 7.32	$ 7.14
Income (loss) from investment operations:
Net investment income[c]	.13	.23	.23	.31	.36	.43
Net realized and unrealized gain (loss) on investment transactions	.02	.05	(.01)	.39	.13	.29
Total from investment operations	.15	.28	.22	.70	.49	.72
Less distributions from: Net investment income	(.16)	(.30)	(.35)	(.47)	(.49)	(.54)
Net asset value, end of period	$ 7.39	$ 7.40	$ 7.42	$ 7.55	$ 7.32	$ 7.32
Market value, end of period	$ 7.31	$ 6.67	$ 6.79	$ 6.96	$ 6.97	$ 6.81
Total Return
Per share net asset value (%)[d]	2.12**	4.30[e]	3.42	10.18	7.25	11.32
Per share market value (%)[d]	12.08**	2.73[e]	2.66	6.67	9.73	14.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	251	252	252	257	249	249
Ratio of expenses before expense reductions (%)	.85*	.90	.95	.90	.91	.93
Ratio of expenses after expense reductions (%)	.85*	.90	.95	.90	.91	.92
Ratio of net investment income (%)	3.64*	3.17	3.07	4.15	4.88	6.08
Portfolio turnover rate (%)	66*	103	428	359	523	729

[a] For the six months ended June 30, 2005 (Unaudited).

[b] As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain (loss) on investment transactions prior to January 1, 2000 are included as interest income. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the ratio of net investment income to average net assets from 5.33% to 4.88%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

[c] Based on average shares outstanding during the period.

[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

[e] Reimbursement of $68,099 for losses incurred with certain portfolio transactions had no effect on total return.

* Annualized **Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Intermediate Government & Agency Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Loan Participations/Assignments. The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which they are entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $13,172,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2007 ($12,203,000) and December 31, 2012 ($969,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to post-October losses, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default or purchased in default.

B. Purchases and Sales of Securities

During the six months ended June 30, 2005, purchases and sales of investment securities (excluding short-term instruments and US Treasury obligations) aggregated $60,724,471 and $64,917,115, respectively. Purchases and sales of US Treasury obligations aggregated $22,993,595 and $13,340,554, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of average weekly net assets. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2005, the amount charged to the Fund by SISC aggregated $13,035, of which $7,048 is unpaid at June 30, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investment in the QP Trust.

D. Forward Foreign Currency Commitments

As of June 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
EUR	408,000	USD	536,161	7/28/2005	$ 41,944
EUR	2,310,000	USD	3,028,179	7/28/2005	230,038
USD	300,000	MXN	3,279,540	7/28/2005	3,547
PLN	135,000	USD	40,522	7/28/2005	169
Total unrealized appreciation					$ 275,698
Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Depreciation (US$)
USD	1,174,105	EUR	966,000	7/28/2005	$ (3,974)
USD	710,000	EUR	562,390	7/28/2005	(28,768)
MXN	10,257,000	USD	914,660	7/28/2005	(34,706)
MXN	5,827,073	USD	519,000	7/28/2005	(20,342)
USD	40,468	PLN	135,000	7/28/2005	(115)
Total unrealized depreciation					$ (87,905)
Currency Abbreviations
EUR	Euro	MXN	Mexican Peso
PLN	Polish Zloty	USD	United States Dollar

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and may have prices more volatile than those of comparable securities in the United States of America.

F. US Government Agency Risk

Some securities issued by US government agencies or instrumentalities are supported only by the credit of that agency or instrumentality while other government securities have an additional line of credit with the US Treasury. There is no guarantee that the US government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the US government doesn't protect the Fund against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the Fund itself.

G. Expense Reductions

For the six months ended June 30, 2005, the Advisor agreed to reimburse the Fund $1,058, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended June 30, 2005, the Fund's custodian fees were reduced by $302 for custody credits earned.

H. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Fund, the Fund's investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Fund against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Fund or the investment advisor ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Fund against the Fund, its Trustees and officers, the Fund's investment advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Fund and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, the Fund's investment advisor has also agreed, subject to applicable law and regulation, to indemnify the Fund independent Trustees against certain liabilities the independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the independent Trustees in connection with any Enforcement Actions or Private Litigation. The investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the Fund's Board determines that the independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the independent Trustee to the Fund or its shareholders to which the independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the independent Trustee's duties as a trustee of the Fund as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by the Fund's investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Fund.

J. Subsequent Event

On July 29, 2005, the Scudder Intermediate Government & Agency Trust merged into Scudder US Government Securities Fund, a registered open end investment company with similar investment objectives, policies and restrictions.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of Scudder Intermediate Government & Agency Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph E for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed UMB Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to the Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would a copy of the Plan, to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
1-800-294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns.

Shareholder Meeting Results

The Annual Meeting of Shareholders of Scudder Intermediate Government Trust (the "fund") was held on June 24, 2005 at the office of Deutsche Investment Management Americas Inc., Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect nine Trustees to the Board of Trustees of the fund.

	Number of Votes:
	For	Withheld
John W. Ballantine	31,675,066	257,704
Donald L. Dunaway	31,664,073	268,697
James R. Edgar	31,667,191	265,579
Paul K. Freeman	31,656,308	276,462
Robert B. Hoffman	31,658,528	274,242
William McClayton	31,664,241	268,529
Shirley D. Peterson	31,670,161	262,609
William N. Shiebler	31,660,362	272,408
Robert H. Wadsworth	31,672,292	260,478

2. To ratify the selection of Ernst & Young LLP as the fund's independent auditors for the current fiscal year:

Affirmative	Against	Abstain
31,648,851	112,387	171,533

3. To approve an agreement and plan of reorganization calling for the merger of the fund, a closed-end investment company, into Scudder U.S. Government Securities Fund, an open-end investment company.

Affirmative	Against	Abstain
20,622,420	537,892	292,274

4. To approve converting the fund from a closed-end investment company to an open-end investment company.

Affirmative	Against	Abstain
5,369,544	15,477,745	605,291
Additional Information

Subsequent Event

On July 29, 2005, the Scudder Intermediate Government & Agency Trust merged into Scudder US Government Securities Fund, a registered open end investment company with similar investment objectives, policies and restrictions.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of July 21, 2005, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS, and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Additional Information (continued)

Automated Information Lines	Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites	www.scudder.com or visit our Direct Link: www.CEF.Scudder.com Obtain monthly fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Chicago, IL 60606
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder, Price, Kaufman & Kammholz, P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	UMB Bank P.O. Box 410064 Kansas City, MO 64141-0064
Shareholder Service Agent	Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian and Transfer Agent	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KGT
CUSIP Number	811163-104
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Scudder Intermediate Government & Agency Trust

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------

January 1 through January 31      0          $0            n/a           n/a
February 1 through February 28    0          $0            n/a           n/a
March 1 through March 31          0          $0            n/a           n/a
April 1 through April 30          0          $0            n/a           n/a
May 1 through May 31              0          $0            n/a           n/a
June 1 through June 30            0          $0            n/a           n/a

--------------------------------------------------------------------------------
Total                             0          $0            n/a           n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                     Scudder Intermediate Government &
                                Agency Trust

By:                             /s/ Julian Sluyters
                                ---------------------------
                                Julian Sluyters
                                Chief Executive Officer

Date:                           August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                     Scudder Intermediate Government &
                                Agency Trust

By:                             /s/ Julian Sluyters
                                ---------------------------
                                Julian Sluyters
                                Chief Executive Officer

Date:                           August 31, 2005

By:                             /s/ Paul Schubert
                                ---------------------------
                                Paul Schubert
                                Chief Financial Officer

Date:                           August 31, 2005